                                                                    EXHIBIT 99.6

CASE NAME:        DCM DELAWARE, INC.                               ACCRUAL BASIS

CASE NUMBER:      401-40787-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT


                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------


                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ JOSEPH P. TOMCZAK                                           TREASURER
---------------------------------------                    ---------------------
Original Signature of Responsible Party                           Title

JOSEPH P. TOMCZAK                                             APRIL 27, 2001
---------------------------------------                    ---------------------
Printed Name of Responsible Party                                  Date


PREPARER:


/s/ DENNIS S. FAULKNER                                     ACCOUNTANT FOR DEBTOR
---------------------------------------                    ---------------------
Original Signature of Preparer                                    Title

DENNIS S. FAULKNER                                            APRIL 27, 2001
---------------------------------------                    ---------------------
Printed Name of Preparer                                           Date

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 1

CASE NUMBER:      401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                SCHEDULED             MONTH               MONTH
ASSETS                                           AMOUNT               FEB-01              MAR-01              MONTH
------                                          ---------             ------              ------              -----
1.      Unrestricted Cash                                                                                         0
2.      Restricted Cash                                                                                           0
3.      Total Cash                                      0                  0                   0                  0
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)
9.      Total Current Assets                            0                  0                   0                  0
10.     Property, Plant & Equipment
11.     Less: Accumulated
        Depreciation/Depletion
12.     Net Property, Plant & Equipment                 0                  0                   0                  0
13.     Due From Insiders
14.     Other Assets - Net of Amortization
        (Attach List)                                   0                  0                   0                  0
15.     Other (Attach List)                             0                  0                   0                  0
16.     Total Assets                                    0                  0                   0                  0

POST PETITION LIABILITIES

17.     Accounts Payable                                                 645                 393
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)
23.     Total Post Petition Liabilities                                  645                 393                  0

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                75,885,064         63,113,388          63,113,388
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                   128,928,814        128,928,814         128,929,066                  0
28.     Total Pre Petition Liabilities        204,813,878        192,042,202         192,042,454                  0
29.     Total Liabilities                     204,813,878        192,042,847         192,042,847                  0

EQUITY

30.     Pre Petition Owners' Equity                             (204,813,878)       (204,813,878)
31.     Post Petition Cumulative Profit Or
        (Loss)                                                          (645)               (645)
32.     Direct Charges To Equity (Footnote)                       12,771,676          12,771,676
33.     Total Equity                                            (192,042,847)       (192,042,847)                 0
34.     Total Liabilities and Equity                                       0                   0                  0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                            SUPPLEMENT TO

CASE NUMBER:      401-40787-BJH-11                             ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                   SCHEDULED           MONTH           MONTH
ASSETS                                              AMOUNT             FEB-01          MAR-01            MONTH
------                                             ---------           ------          ------            -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                               0                0               0                0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                    0                0               0                0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                              0                0               0                0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                      0               0                0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                 428,814          428,814         429,066
B.      10 3/8% Senior Sub. Notes                105,000,000      105,000,000     105,000,000
C.      Sr. Sub Exchangeable Notes                23,500,000       23,500,000      23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                           128,928,814      128,928,814     128,929,066                0

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 2

CASE NUMBER:      401-40787-BJH-11


INCOME STATEMENT

                                                     MONTH             MONTH                            QUARTER
REVENUES                                             FEB-01            MAR-01            MONTH           TOTAL
--------                                             ------            ------            -----          -------
1.    Gross Revenues                                                                         0                0
2.    Less: Returns & Discounts                                                                               0
3.    Net Revenue                                         0                 0                0                0

COST OF GOODS SOLD

4.    Material                                                                                                0
5.    Direct Labor                                                                                            0
6.    Direct Overhead                                                                                         0
7.    Total Cost Of Goods Sold                            0                 0                0                0
8.    Gross Profit                                        0                 0                0                0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                          0
10.   Selling & Marketing                                                                                     0
11.   General & Administrative                                                                                0
12.   Rent & Lease                                      645                                                 645
13.   Other (Attach List)                                 0                 0                0                0
14.   Total Operating Expenses                          645                 0                0              645
15.   Income Before Non-Operating
      Income & Expense                                 (645)                0                0             (645)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                     0                 0                0                0
17.   Non-Operating Expense (Att List)                    0                 0                0                0
18.   Interest Expense                                                                                        0
19.   Depreciation / Depletion                                                                                0
20.   Amortization                                                                                            0
21.   Other (Attach List)                                                                                     0
22.   Net Other Income & Expenses                         0                 0                0                0

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                       0
24.   U.S. Trustee Fees                                                                                       0
25.   Other (Attach List)                                 0                 0                0                0
26.   Total Reorganization Expenses                       0                 0                0                0
27.   Income Tax                                                                                              0
28.   Net Profit (Loss)                                (645)                0                0             (645)

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 3

CASE NUMBER:      401-40787-BJH-11


CASH RECEIPTS AND                                     MONTH            MONTH                              QUARTER
DISBURSEMENTS                                         FEB-01           MAR-01            MONTH             TOTAL
-----------------                                     ------           ------            -----            -------
1.   Cash - Beginning Of Month                                                                                  0

RECEIPTS FROM OPERATIONS

2.   Cash Sales                                                                                                 0

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition                                                                                               0
4.   Post Petition                                                                                              0
5.   Total Operating Receipts                              0                0                0                  0

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)                                                                             0
7.   Sale of Assets                                                                                             0
8.   Other (Attach List)                                                                                        0
9.   Total Non-Operating Receipts                          0                0                0                  0
10.  Total Receipts                                        0                0                0                  0
11.  Total Cash Available                                  0                0                0                  0

OPERATING DISBURSEMENTS

12.  Net Payroll                                                                                                0
13.  Payroll Taxes Paid                                                                                         0
14.  Sales, Use & Other Taxes Paid                                                                              0
15.  Secured / Rental / Leases                                                                                  0
16.  Utilities                                                                                                  0
17.  Insurance                                                                                                  0
18.  Inventory Purchases                                                                                        0
19.  Vehicle Expenses                                                                                           0
20.  Travel                                                                                                     0
21.  Entertainment                                                                                              0
22.  Repairs & Maintenance                                                                                      0
23.  Supplies                                                                                                   0
24.  Advertising                                                                                                0
25.  Other (Attach List)                                                                                        0
26.  Total Operating Disbursements                         0                0                0                  0

REORGANIZATION DISBURSEMENTS

27.  Professional Fees                                                                                          0
28.  U.S. Trustee Fees                                                                                          0
29.  Other (Attach List)                                                                                        0
30.  Total Reorganization Expenses                         0                0                0                  0
31.  Total Disbursements                                   0                0                0                  0
32.  Net Cash Flow                                         0                0                0                  0
33.  Cash - End of Month                                   0                0                0                  0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 4

CASE NUMBER:      401-40787-BJH-11

                                                    SCHEDULED               MONTH                 MONTH
ACCOUNTS RECEIVABLE AGING                             AMOUNT                FEB-01                MAR-01             MONTH
-------------------------                           ---------               ------                ------             -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                             0                     0                     0                 0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                             0                     0                     0                 0

AGING OF POST PETITION                 MONTH:            MARCH-01
TAXES AND PAYABLES                           ---------------------------------

                                0 - 30               31 - 60              61 - 90                 91 +
TAXES PAYABLE                    DAYS                  DAYS                 DAYS                   DAYS             TOTAL
-------------                   ------               -------              -------                 -----             -----
1.   Federal                                                                                                            0
2.   State                                                                                                              0
3.   Local                                                                                                              0
4.   Other (Attach List)                                                                                                0
5.   Total Taxes Payable             0                     0                    0                     0                 0
6.   Accounts Payable              393                                                                                393

                                       MONTH:            MARCH-01
STATUS OF POST PETITION TAXES                ---------------------------------

                                                                     AMOUNT
                                            BEGINNING TAX        WITHHELD AND/OR                        ENDING TAX
FEDERAL                                       LIABILITY *            ACCRUED         (AMOUNT PAID)      LIABILITY
-------                                     -------------        ---------------     -------------      ----------
1.   Withholding **                                                                                              0
2.   FICA - Employee **                                                                                          0
3.   FICA - Employer **                                                                                          0
4.   Unemployment                                                                                                0
5.   Income                                                                                                      0
6.   Other (Attach List)                                                                                         0
7.   Total Federal Taxes                                0                      0                 0               0

STATE AND LOCAL

8.   Withholding                                                                                                 0
9.   Sales                                                                                                       0
10.  Excise                                                                                                      0
11.  Unemployment                                                                                                0
12.  Real Property                                                                                               0
13.  Personal Property                                                                                           0
14.  Other (Attach List)                                                                                         0
15.  Total State And Local                              0                      0                 0               0
16.  Total Taxes                                        0                      0                 0               0

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 5

CASE NUMBER:      401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                       MONTH:           MARCH-01
                                             ---------------------------------

BANK RECONCILIATIONS                           Account #1         Account #2
--------------------                           -----------        -----------
A.   BANK:                                                                        Other Accounts
B.   ACCOUNT NUMBER:                                                               (Attach List)         TOTAL
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                                              0
2.   Add: Total Deposits Not Credited                                                                        0
3.   Subtract: Outstanding Checks                                                                            0
4.   Other Reconciling Items                                                                                 0
5.   Month End Balance Per Books                         0                  0                                0
6.   Number of Last Check Written


INVESTMENT ACCOUNTS

                                             DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                  PURCHASE      INSTRUMENT      PURCHASE PRICE     CURRENT VALUE
---------------------------                  --------      ----------      --------------     -------------
7.
8.
9.
10.  (Attach List)                                                                      0                 0
11.  Total Investments                                                                  0                 0

CASH

12.  Currency On Hand                                                                                     0
13.  Total Cash - End of Month                                                                            0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 6

CASE NUMBER:      401-40787-BJH-11

                                       MONTH:           MARCH-01
                                             ---------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                                       TOTAL
                                         TYPE OF       AMOUNT         PAID TO
             NAME                        PAYMENT        PAID           DATE
             ----                        -------       ------         -------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                            0               0

                                  PROFESSIONALS

                                               DATE OF
                                             COURT ORDER                                        TOTAL           TOTAL
                                             AUTHORIZING          AMOUNT        AMOUNT         PAID TO         INCURRED
             NAME                              PAYMENT           APPROVED        PAID           DATE          & UNPAID *
             ----                            -----------         --------       ------         -------        ----------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                                   0            0               0                 0

    * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                   SCHEDULED      AMOUNTS         TOTAL
                                    MONTHLY        PAID           UNPAID
                                   PAYMENTS        DURING          POST
  NAME OF CREDITOR                    DUE          MONTH         PETITION
  ----------------                 ---------      -------        --------
1.
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                0            0               0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 7

CASE NUMBER:      401-40787-BJH-11
                                       MONTH:           MARCH-01
                                             ---------------------------------

QUESTIONNAIRE

                                                                                                               YES         NO
                                                                                                               ---         --
1.      Have any Assets been sold or transferred outside the normal course of business
        this reporting period?                                                                                              X
2.      Have any funds been disbursed from any account other than a debtor in possession
        account?                                                                                                            X
3.      Are any Post Petition Receivables (accounts, notes, or loans) due from related
        parties?                                                                                                            X
4.      Have any payments been made on Pre Petition Liabilities this reporting period?                                      X
5.      Have any Post Petition Loans been received by the debtor from any party?                                            X
6.      Are any Post Petition Payroll Taxes past due?                                                                       X
7.      Are any Post Petition State or Federal Income Taxes past due?                                                       X
8.      Are any Post Petition Real Estate Taxes past due?                                                                   X
9.      Are any other Post Petition Taxes past due?                                                                         X
10.     Are any amounts owed to Post Petition creditors delinquent?                                                         X
11.     Have any Pre Petition Taxes been paid during the reporting period?                                                  X
12.     Are any wage payments past due?                                                                                     X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


INSURANCE

                                                                                                               YES         NO
                                                                                                               ---         --
1.      Are Worker's Compensation, General Liability and other necessary insurance
        coverages in effect?                                                                                    X
2.      Are all premium payments paid current?                                                                  X
3.      Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

                                                                                                    PAYMENT AMOUNT
  TYPE OF POLICY                   CARRIER                        PERIOD COVERED                     & FREQUENCY
  --------------                   -------                        --------------                    --------------
General Liability               Liberty Mutual                     9/1/00-9/1/01                  Annual    $313,520
Umbrella                        National Union                     6/1/00-9/1/01                  Annual    $103,349

This form     does  x   does not have related footnotes on Footnotes Supplement.
          ----      ----

CASE NAME:        DCM DELAWARE, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40787-BJH-11                             ACCRUAL BASIS

                                       MONTH:           MARCH-01
                                             ---------------------------------


   ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER                         FOOTNOTE / EXPLANATION
   -------------      ------                         ----------------------
         1              24       Pursuant to an Asset Purchase Agreement approved by the Court on
                                 February 23, 2001 and effective as of the same date among Kevco,
                                 Inc., Kevco Manufacturing, LP, Wingate Management Co. II, LP and
                                 Adorn LLC, certain assets and liabilities of Design Components, a division of Kevco Manufacturing, LP (Case No. 401-40784-BJH-11),
                                 were transferred to Adorn, LLC. At the effective date of purchase,
                                 Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing, LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment.
                                 Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt.

         1              27A      Intercompany payables are to co-debtors Kevco Management Co. (Case
                                 No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                                 401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                 401-40784-BJH-11), Kevco Holding, Inc. (Case No. 401-40785-BJH-11),
                                 Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case No.
                                 401-40786-BJH-11), and Kevco Components, Inc. (Case No.
                                 401-40790-BJH-11). Debtor currently has $429,066 of intercompany payables.

         1              32       The direct charge to equity is due to the secured debt reduction pursuant to the sale of Design Components (See Footnote 1-24). The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                                 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See
                                 Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet. Kevco, Inc.'s report will reflect the cash portion of the transaction.